Exhibit 99.1

SUPPLEMENTAL FINANCIAL INFORMATION

QUARTER ENDED DECEMBER 31, 2004

This supplemental information package is designed to provide investors with information regarding Redwood Trust that is more detailed than can be found in our quarterly press release or SEC disclosures. If you have suggestions about how we could improve this supplemental financial information package, please call Nicole Klock at 415-380-2321 or email her at nicole.klock@redwoodtrust.com.

NON-GAAP MEASURES

A number of non-GAAP measures are presented in this supplemental information package, including Core Earnings, Core Equity, Core Return on Core Equity, and others. Non-GAAP measures are reconciled to our reported GAAP financials. Information is also provided on taxable income, which is our income as calculated for tax purposes.

GAAP attempts to present economic activity using a common format with a common set of rules for all companies. For this reason, GAAP is an important tool for investors. Each company, however, is different, and there are other measures of economic activity – ones that are more tailored to the individual circumstances of each business – that can also be useful for investors. In this supplement, we try to present a wide variety of information that might be useful to investors.

CORE EARNINGS

Core earnings is defined by Redwood management. We attempt to strip some of the elements out of GAAP that are temporary, one-time, or non-economic in nature or that relate to the past rather than the future, so that the underlying on-going “core” trend of earnings is more clear, at least in certain respects.

To calculate core earnings, we first attempt to adjust for events that are not likely to be repeated. For example, in accordance with GAAP, in the second quarter of 2004 we reported GAAP income of $5.2 million as a one-time recognition of the remaining tax NOLs we expect to benefit from in the future. This GAAP income item will not be repeated, so we excluded it from our core income calculation.

We also exclude realized gains (and losses) from asset sales and calls. We sell assets from time to time as part of our on-going portfolio management activities. These occasional sales can produce material gains and losses that could obscure the underlying trend of our long-term portfolio earnings, so we exclude them from core earnings. Similarly, we exclude gains from calls of residential credit-enhancement securities, as these are essentially sales of assets that produce a highly variable stream of income that may obscure some underlying income generation trends.

GAAP earnings includes mark-to-market income and expenses for certain of our assets and interest rate agreements. These are unrealized market value fluctuations – we exclude them from core earnings. Similarly, we have issued certain stock options that are “variable” and thus are marked-to-market for GAAP. When our stock price goes up, it is a GAAP expense. When our stock price goes down, GAAP income is created. We exclude all this from core earnings.

CORE EQUITY

GAAP equity includes mark-to-market adjustments for certain of our assets and interest rate agreements. This can be useful as a measure that approximates liquidation value (at least for those assets), but for other purposes GAAP equity is less useful, we believe. For instance, return on equity calculated using GAAP equity does not make much sense to us. When our assets that are marked-to-market through our balance sheet equity account appreciate (which is a good thing), our GAAP return on equity goes down because our equity base is larger but these particular mark-to-market gains are not recognized in GAAP income.

Core equity is defined by Redwood management. It is GAAP equity with mark-to-market gains and losses (“accumulated other comprehensive income”) excluded. It is, we believe, a better measure of the amount of capital we have to run our business.

CORE RETURN ON CORE EQUITY

Core return on core equity, or core ROE, is core earnings divided by core equity. This is return on equity with mark-to-market gains and losses and one-time events stripped out.

ADJUSTED CORE EQUITY

We have minimum dividend distribution requirements as a REIT. We thus have future payment obligations, but these are not recognized in GAAP accounting until dividends are declared. Cash that we have earned but that we must pay out as dividends is not cash that will be available to us to acquire long-term assets and build our business. So when we try to answer questions such as “how much equity per share do we have available to build our business and to generate dividends in the long-term?” we use adjusted core equity per share. Adjusted core equity is core equity less undistributed REIT taxable income that is still undeclared but that will need to be paid out.

TAXABLE INCOME

Taxable income is the pre-tax income we earn calculated using calculation methods appropriate for tax purposes. Taxable income differs significantly from GAAP. REIT taxable income is that portion of our taxable income that is subject to REIT tax rules. We must distribute at least 90% of this income as dividends to shareholders over time. As a REIT we are not subject to corporate income taxes on the REIT taxable income we distribute. The remainder of our taxable income (the non-REIT taxable income) is income we earn in taxable subsidiaries. We pay income tax on this income and we generally retain the after-tax income at the subsidiary level.

REDWOOD EARNING ASSETS

Redwood’s real earning assets in an economic sense (real assets that are sitting in our custodial account) totaled approximately $1.1 billion at the end of the fourth quarter. Included in this amount are securities we have acquired from securitizations we have sponsored with a cost basis of approximately $180 million. All of the $24 billion of assets and asset-backed securities liabilities of the securitization entities we have sponsored are shown on our consolidated GAAP balance sheet, even though we do not own these assets and we are not responsible for the payment of these liabilities. For some analytical tasks (such as determining how much financial leverage Redwood carries on its balance sheet) we believe it makes more sense to consider the assets Redwood actually owns and the debt Redwood actually owes rather than including all GAAP assets and liabilities consolidated from securitization entities that are independent of Redwood.

REDWOOD DEBT

Redwood’s real economic debt — the money we have to pay back to a lender — was $203 million at the end of the fourth quarter of 2004. Our GAAP balance sheet shows liabilities of $24 billion because all of the assets and liabilities of the independent securitization entities we have sponsored are consolidated.

LEVERAGE RATIOS

Because of the consolidation of independent securitization entities, it appears from our GAAP financial statements that Redwood is highly leveraged, with liabilities greater than twenty-seven times equity. In fact, Redwood has $203 million of true debt and $864 million of GAAP equity supporting $0.9 billion of earning assets and $1.1 billion of total assets (as of December 31, 2004). We only use debt to finance on a temporary basis the accumulation of assets prior to sale to a securitization entity. Our permanent asset portfolio, the assets we have acquired or created to own on a long-term basis, is financed entirely with equity capital.

PROFITABILITY RATIOS

Many financial institution analysts use asset-based profitability ratios such as interest rate spread and interest rate margin in their work analyzing financial institutions. Because of our consolidation of securitization entities for GAAP, we believe equity-based profitability ratios are more appropriate for Redwood. Net interest income as a percentage of equity is a useful measure, we believe. For operating expenses, we believe a useful measure is the efficiency ratio, or operating expenses as a percentage of net interest income.

Table 1: GAAP Earnings (all $ in thousands, except per share data)
Table 1
GAAP Earnings
(all $ in thousands, except per share data)	Q4:2004	Q3:2004	Q2:2004	Q1:2004	Q4:2003	Q3:2003	Q2:2003	Q1:2003	2004	2003
Interest income (Redwood and consolidated trusts)	204,834	171,804	144,865	130,158	111,071	88,905	68,659	63,397	651,661	332,032
Discount amortization income	9,146	9,012	9,077	8,836	10,407	11,574	10,110	5,661	36,071	37,752
Premium amortization expense	(7,105)	802	(14,463)	(11,646)	(9,948)	(8,858)	(5,180)	(6,177)	(32,412)	(30,163)
Provision for credit losses	(1,697)	(1,528)	(1,500)	(2,511)	(3,268)	(1,458)	(2,163)	(1,756)	(7,236)	(8,645)

Total GAAP Interest Income	205,178	180,090	137,979	124,837	108,262	90,163	71,426	61,125	648,084	330,976

Interest expense on Redwood Trust’s debt	(2,560)	(2,312)	(2,490)	(2,571)	(1,788)	(1,671)	(1,639)	(1,940)	(9,933)	(7,038)

ABS expenses consolidated from trusts	(143,078)	(108,237)	(78,809)	(69,069)	(67,552)	(46,479)	(36,769)	(32,414)	(399,193)	(183,214)
ABS issuance expense amortization	(4,783)	(4,197)	(4,305)	(3,543)	(4,333)	(4,991)	(1,702)	(1,779)	(16,828)	(12,805)
ABS interest agreement expense	606	(2,888)	(5,988)	(4,965)	(2,358)	(2,855)	(1,873)	(1,089)	(13,235)	(8,175)
ABS issuance premium amortization income	2,644	2,823	1,233	571	7,437	464	181	289	7,271	8,371

Total consolidated ABS expense	(144,611)	(112,499)	(87,869)	(77,006)	(66,806)	(53,861)	(40,163)	(34,993)	(421,985)	(195,823)

GAAP net interest income	58,007	65,279	47,620	45,260	39,668	34,631	29,624	24,192	216,166	128,115

Fixed compensation expense	(2,009)	(1,959)	(1,842)	(2,230)	(1,641)	(1,515)	(1,394)	(1,398)	(8,040)	(5,948)
Variable compensation expense	(2,908)	(3,443)	(4,722)	(4,022)	(3,575)	(4,643)	(4,658)	(3,810)	(15,095)	(16,686)
Fair value of stock options granted	(299)	(133)	(547)	(310)	(388)	—	—	—	(1,289)	(388)
Other operating expense	(2,565)	(2,512)	(1,781)	(1,735)	(2,076)	(2,427)	(1,251)	(1,264)	(8,593)	(7,018)

Operating expenses	(7,781)	(8,047)	(8,892)	(8,297)	(7,680)	(8,585)	(7,303)	(6,472)	(33,017)	(30,040)

Excise taxes	165	(301)	(190)	(300)	(341)	—	—	(862)	(626)	(1,203)
Variable stock option market value change	3	(213)	621	(1,429)	(2,701)	(513)	(1,490)	(948)	(1,018)	(5,652)

Total GAAP operating expenses	(7,613)	(8,561)	(8,461)	(10,026)	(10,722)	(9,098)	(8,793)	(8,282)	(34,661)	(36,895)

Realized gains on calls of residential CES	11,205	20,472	15,246	11,816	47,562	3,800	4,345	853	58,739	56,560
Realized gains on asset sales	—	489	971	6,180	46	130	(27)	721	7,640	870
Loss on repurchase of ABS issued	—	—	—	—	(2,160)	—	—	—	—	(2,160)
Valuation write-downs for EITF 99-20	(1,573)	(422)	(3,846)	(558)	(2,818)	(3,261)	(915)	(652)	(6,399)	(7,646)
Interest rate agreements valuation adjustments	(411)	47	(113)	(1)	19	(1)	(462)	(4)	(478)	(448)
Valuation adjustments on real estate loans	(375)	—	—	—	(500)	—	—	—	(375)	(500)

Net gains and valuation adjustments	8,846	20,586	12,258	17,437	42,149	668	2,941	918	59,127	46,676

Dividends on and earnings allocated to preferred stock	—	—	—	—	—	—	—	(813)	—	(696)
Deferred tax benefit (one time Q2:2004)	—	—	5,180	—	—	—	—	—	5,180	—
Provision for income taxes	(4,826)	(4,962)	(1,509)	(1,880)	(1,162)	(1,565)	(1,560)	(1,215)	(13,177)	(5,502)

GAAP Net Income (1)	54,414	72,342	55,088	50,791	69,933	24,636	22,212	14,800	232,635	131,698

Diluted shares for GAAP (000)	24,491	22,728	21,325	20,399	19,801	19,018	18,433	17,886	22,229	18,812
GAAP earnings per share	$2.22	$3.18	$2.58	$2.49	$3.53	$1.30	$1.21	$0.87	$10.47	$7.04

(1)	The first quarter 2003 and the total 2003 GAAP earnings are lower than previously reported due to the adoption of EITF 03-6 (Participating Securities and the Two-Class Method under FASB Statement No. 128), which allocates undistributed earnings between the common and preferred stock based upon their respective contractual rights to share in such earnings as if the earnings were distributed. EITF 03-6 had the effect of lowering GAAP earnings by $15,000 for 2003. EITF 03-6 also lowered GAAP earnings per share (diluted) by $0.05 per share.

Table 2: Core Earnings (all $ in thousands, except per share data)
Table 2
Core Earnings
(all $ in thousands, except per share data)	Q4:2004	Q3:2004	Q2:2004	Q1:2004	Q4:2003	Q3:2003	Q2:2003	Q1:2003	2004	2003
GAAP income items not included in CORE
Variable stock option market value change	3	(213)	621	(1,429)	(2,701)	(513)	(1,490)	(948)	(1,018)	(5,652)

Realized gains on calls of residential CES	11,205	20,472	15,246	11,816	47,562	3,800	4,345	853	58,739	56,560
Realized gains on asset sales	—	489	971	6,180	46	130	(24)	722	7,640	870
Loss on repurchase of ABS issued	—	—	—	—	(2,160)	—	—	—	—	(2,160)
Valuation write-downs for EITF 99-20	(1,573)	(422)	(3,846)	(558)	(2,818)	(3,261)	(915)	(652)	(6,399)	(7,646)
Interest rate agreements valuation adjustments	(411)	47	(113)	(1)	19	(1)	(462)	(4)	(478)	(448)
Commercial real estate valuation adjustments	(375)	—	—	—	(500)	—	(3)	(1)	(375)	(500)

Net gains and valuation adjustments	8,846	20,586	12,258	17,437	42,149	668	2,941	918	59,127	46,676

Deferred tax benefit (one time Q2:2004)	—	—	5,180	—	—	—	—	—	5,180	—

Total GAAP / CORE differences	8,849	20,373	18,059	16,008	39,448	155	1,451	(30)	63,289	41,024

Core earnings	45,565	51,969	37,029	34,783	30,485	24,481	20,761	14,830	169,346	90,557
GAAP / CORE differences	8,849	20,373	18,059	16,008	39,448	155	1,451	(30)	63,289	41,024

GAAP Net Income	54,414	72,342	55,088	50,791	69,933	24,636	22,212	14,800	232,635	131,581

Per Share Analysis
Variable stock option market value change	$0.00	($0.01)	$0.03	($0.07)	($0.14)	($0.03)	($0.08)	($0.05)	($0.05)	($0.30)
Realized gains on calls of residential CES	0.46	0.90	0.71	0.58	2.40	0.20	0.24	0.05	2.64	3.01
Realized gains on asset sales	0.00	0.02	0.05	0.30	0.00	0.01	(0.00)	0.04	0.34	0.05
Loss on repurchase of ABS issued	0.00	0.00	0.00	0.00	(0.11)	0.00	0.00	0.00	0.00	(0.11)
Valuation write-downs for EITF 99-20	(0.06)	(0.02)	(0.18)	(0.03)	(0.14)	(0.17)	(0.05)	(0.04)	(0.29)	(0.41)
Interest rate agreements valuation adjustments	(0.02)	0.00	(0.01)	(0.00)	0.00	(0.00)	(0.03)	(0.00)	(0.02)	(0.02)
Commercial real estate valuation adjustements	(0.02)	0.00	(0.01)	0.00	(0.02)	0.00	(0.00)	(0.00)	(0.02)	(0.03)
Deferred tax benefit (one time Q2:2004)	0.00	0.00	0.24	0.00	0.00	0.00	0.00	0.00	0.24	0.00

GAAP / CORE differences per share	$0.36	$0.89	$0.84	$0.78	$1.99	$0.01	$0.08	($0.00)	$2.85	$2.18

CORE earnings per share	$1.86	$2.29	$1.74	$1.71	$1.54	$1.29	$1.13	$0.87	$7.62	$4.88
GAAP / CORE differences per share	0.36	0.89	0.84	0.78	1.99	0.01	0.08	(0.00)	2.85	2.16

GAAP earnings per share	$2.22	$3.18	$2.58	$2.49	$3.53	$1.30	$1.21	$0.87	$10.47	$7.04

Diluted shares outstanding (000)	24,491	22,728	21,325	20,399	19,801	19,018	18,433	17,886	22,229	18,812

Table 3: GAAP / TAX Differences (all $ in thousands, except per share data)

Table 3
GAAP/TAX Differences
(all $ in thousands, except per share data)
	Estimated	Estimated	Estimated	Estimated	Estimated	Actual
	Q4:2004	Q3:2004	Q2:2004	Q1:2004	2004	2003
GAAP net income	$54,414	$72,342	$55,088	$50,791	$232,635	$131,698
Interest income and expense differences	(6,209)	(23,527)	5,208	(1,150)	(25,678)	22,324
Provision for credit losses — GAAP	1,697	1,528	1,500	2,511	7,236	8,646
Tax deductions for realized credit losses	(247)	(127)	(506)	(4)	(884)	(825)
Long-term compensation differences	(2,506)	402	2,428	2,904	3,228	7,522
Stock option exercise deduction differences	(3,094)	(745)	(109)	(12,073)	(16,021)	(2,483)
Depreciation of fixed asset differences	(169)	(589)	46	(6)	(718)	(686)
Other operating expense differences	(2,165)	(34)	5	(16)	(2,210)	885
Sale of assets to third parties differences	1,859	(576)	(536)	(566)	181	(69)
Call income of residential CES differences	(2,873)	(3,961)	(2,157)	(1,899)	(10,890)	(8,402)
Tax gain on securitizations	10,139	11,153	10,303	—	31,595	—
Tax gain on intercompany sales and transfers	3,074	28	(71)	7,546	10,577	2,823
GAAP market valuation write downs (EITF 99-20)	1,572	422	3,846	558	6,398	7,646
Interest rate agreements differences	(723)	(278)	502	50	(449)	(229)
Provision for excise tax — GAAP	(165)	301	190	300	626	1,203
Provision for income tax differences	4,827	2,834	(3,672)	1,881	5,870	5,502
Preferred dividend — GAAP	—	—	—	—	—	696

Total taxable income (pre-tax)	$59,431	$59,173	$72,065	$50,827	$241,496	$176,251

Earnings from taxable subsidiaries	(9,045)	(10,143)	(11,721)	(8,337)	(39,246)	(7,861)

REIT taxable income (pre-tax)	$50,386	$49,030	$60,344	$42,490	202,250	$168,390

Common shares outstanding at period end (000)	24,154	23,346	21,511	19,796	24,154	19,063
Total taxable income per share	$2.46	$2.53	$3.35	$2.57	$10.91	$9.64
REIT taxable income per share	2.09	2.10	2.81	2.15	9.15	9.21

Table 4: Taxable Income Estimates (all $ in thousands, except per share data)

Table 4
Taxable Income Estimates
(all $ in thousands, except per share data)
	Estimated	Estimated	Estimated	Estimated	Estimated	Actual
	Q4:2004	Q3:2004	Q2:2004	Q1:2004	2004	2003
Taxable income in taxable subs (pre-tax)	$9,045	$10,143	$11,721	$8,337	$39,246	$7,861
REIT taxable income (pre-tax)	50,386	49,030	60,344	42,490	202,250	168,390

Total taxable income (pre-tax)	$59,431	$59,173	$72,065	$50,827	$241,496	$176,251

Income in taxable subs (pre-tax)	$9,045	$10,143	$11,721	$8,337	$39,246	$7,861
Income tax for taxable subs (actual tax due)	(3,571)	(4,574)	(1,600)	(1,150)	(10,895)	(873)

After-tax income in taxable subs	$5,474	$5,569	$10,121	$7,187	$28,351	$6,988

Ordinary REIT taxable income	$40,015	$33,527	$46,931	$27,635	$148,108	$123,045
Capital gain REIT taxable income	10,371	15,503	13,413	14,855	54,142	45,345

REIT taxable income (pre-tax)	$50,386	$49,030	$60,344	$42,490	$202,250	$168,390

REIT taxable income (pre-tax)	$50,386	$49,030	$60,344	$42,490	$202,250	$168,390
Excise taxes due to deferrals	165	(301)	(190)	(300)	(626)	(1,305)
Income taxes due to earnings retention (actual tax due)	(2,722)	(1,537)	(2,151)	(1,267)	(7,677)	(5,619)

REIT taxable income (after-tax)	$47,829	$47,192	$58,003	$40,923	$193,947	$161,466

After-tax income in taxable subs	$5,474	$5,569	$10,121	$7,187	$28,351	$6,988
REIT taxable income (after-tax)	47,829	47,192	58,003	40,923	193,947	161,466

Total taxable income (after-tax)	$53,303	$52,761	$68,124	$48,110	$222,298	$168,454

Regular dividend per share	$0.67	$0.67	$0.67	$0.67	$2.68	$3.36
Special dividend per share	5.50	—	—	0.50	6.00	4.75

Total dividends per share	6.17	0.67	0.67	1.17	8.68	8.11

Shares at period end (000)	24,154	23,346	21,511	19,796	24,154	19,063

Dividends declared	$146,707	$15,642	$14,412	$23,162	$199,923	$137,436
Dividend deduction on stock issued through DRIP	1,048	844	712	655	3,259	1,161

Total dividend deductions	$147,755	$16,486	$15,124	$23,817	$203,182	$138,597

Taxable income (after-tax) retained in tax subs	$5,474	$5,569	$10,121	$7,187	$28,351	$6,988
Taxable income (after-tax) retained in REIT — (1)	1,445	1,515	2,352	1,197	6,509	5,381

Total retained taxable earnings (after-tax)	$6,919	$7,084	$12,473	$8,384	$34,860	$12,369

Per share outstanding at quarter end
REIT taxable income (pre-tax)	$2.09	$2.10	$2.81	$2.15	$9.15	$9.21
Total taxable income (pre-tax)	2.46	2.53	3.35	2.57	10.91	9.64
Total retained taxable earnings (after-tax)	0.29	0.30	0.58	0.42	1.59	0.65

The estimated taxable income amounts and the associated income tax provision numbers are based on taxable income for each of the four quarters of 2004. The twelve month tax provision amounts are consistent with the current provision per the twelve month GAAP financials.

(1) REIT retained taxable income equals 10% of ordinary REIT taxable income less income and excise taxes.

Table 5: Retention and Distribution of Taxable Income (all $ in thousands, except per share data)

Table 5
Retention and Distribution of Taxable Income
(all $ in thousands, except per share data)	Estimated	Estimated	Estimated	Estimated	Estimated	Actual
	12/31/2004	9/30/2004	6/30/2004	3/31/2004	2004	2003
Undistributed REIT taxable income (pre-tax): begin	$138,981	$109,790	$69,263	$53,354	$53,354	$35,865
REIT taxable income (pre-tax)	50,386	49,030	60,344	42,490	202,250	168,390
Permanently retained (pre-tax)	(4,002)	(3,353)	(4,693)	(2,764)	(14,811)	(12,305)
Dividend of 2002 income	—	—	—	—	—	(35,865)
Dividend of 2003 income	—	(14,413)	(15,124)	(23,817)	(53,354)	(102,732)
Dividend of 2004 income	(147,755)	(2,073)	—	—	(149,828)	—

Undistributed REIT taxable income (pre-tax): end	$37,611	$138,981	$109,790	$69,263	$37,611	$53,354

Shares outstanding at period end	24,154	23,346	21,511	19,796	24,154	19,063
Undistributed REIT taxable income (pre-tax) per share outstanding	$1.56	$5.95	$5.10	$3.50	$1.56	$2.80

Undistributed REIT taxable income (pre-tax)
From 2002’s income	$0	$0	$0	$0	$0	$0
From 2003’s income	—	—	14,413	29,537	—	53,354
From 2004’s income	37,611	138,982	95,377	39,727	37,611	—

Total	$37,611	$138,982	$109,790	$69,263	$37,611	$53,354

Table 6: Assets (all $ in millions)

Table 6
Assets
(all $ in millions)
	Q4:2004	Q3:2004	Q2:2004	Q1:2004	Q4:2003	Q3:2003	Q2:2003	Q1:2003
Residential loans owned by Redwood	$193	$259	$161	$97	$43	$406	$218	$454
Residential loans consolidated from entities	22,015	21,299	19,755	17,989	16,196	13,407	9,030	6,867

Total GAAP residential loans	22,208	21,558	19,916	18,086	16,239	13,813	9,248	7,321

HELOC loans owned by Redwood	—	—	—	—	—	—	—	—
HELOC loans consolidated from entities	296	317	327	—	—	—	—	—

Total GAAP HELOC loans	296	317	327	—	—	—	—	—

Commercial loans owned by Redwood	32	21	25	14	14	15	25	22
Commercial loans consolidated from entities	22	12	8	8	9	9	10	9

Total GAAP commercial loans	54	33	33	22	23	24	35	31

Residential CES owned by Redwood	351	327	312	256	251	204	203	214
Residential CES consolidated from entities	211	170	131	119	128	169	190	159

Total GAAP residential CES	562	497	443	375	379	373	393	373

Other securities owned by Redwood	129	170	215	239	167	125	104	89
Other securities consolidated from entities	1,266	1,069	881	698	678	480	491	277

Total GAAP other securities	1,395	1,239	1,096	937	845	605	595	366

Cash owned by Redwood	57	76	38	58	58	32	37	43
Restricted cash consolidated from entities	36	45	20	14	22	14	18	12
Accrued interest receivable	72	62	49	44	40	33	24	22
Principal receivable	3	1	12	—	13	2	1	1
Interest rate agreements	16	10	17	1	2	—	—	—
Deferred tax asset	11	9	5	—	—	—	—	—
Deferred asset-backed security issuance costs	61	58	53	47	44	36	29	22
Other assets	7	7	7	6	5	5	5	2

Total GAAP assets	$24,778	$23,912	$22,016	$19,590	$17,670	$14,937	$10,385	$8,193

Residential loans owned by Redwood	$193	$259	$161	$97	$43	$406	$218	$454
HELOC loans owned by Redwood	—	—	—	—	—	—	—	—
Commercial loans owned by Redwood	32	21	25	14	14	15	25	22
Residential CES owned by Redwood	351	327	312	256	251	204	203	214
Other securities owned by Redwood	129	170	215	239	167	125	104	89
Cash owned by Redwood	57	76	38	58	58	32	37	43
Assets of securitizations for GAAP	23,810	22,867	21,102	18,814	17,011	14,065	9,721	7,312
ABS liabilities of entities for GAAP	(23,630)	(22,680)	(20,923)	(18,630)	(16,826)	(13,818)	(9,571)	(7,192)

Redwood earning assets — GAAP basis	$942	$1,040	$930	$848	$718	$1,029	$737	$942

Table 7: Liabilities (all $ in millions)

Table 7
Liabilities
(all $ in millions)
	Q4:2004	Q3:2004	Q2:2004	Q1:2004	Q4:2003	Q3:2003	Q2:2003	Q1:2003
Redwood Trust debt: short-term	$203	$246	$270	$278	$236	$500	$218	$476
Redwood Trust debt: long-term	—	—	—	—	—	—	—	—

Total Redwood Trust debt	$203	$246	$270	$278	$236	$500	$218	$476

ABS issued, consolidated from entities	23,383	22,449	20,724	18,458	16,661	13,743	9,554	7,188
Unamortized IO issuance premium	210	185	161	162	153	66	13	—
Unamortized ABS issuance premium	37	46	38	10	12	9	4	4

ABS obligations of entities	$23,630	$22,680	$20,923	$18,630	$16,826	$13,818	$9,571	$7,192

Accrued interest payable	35	29	22	18	17	10	7	5
Interest rate agreements	1	7	1	12	4	4	8	4
Accrued expenses and other liabilities	29	32	28	21	22	27	22	20
Dividends payable	16	16	14	23	12	12	12	11

Total GAAP liabilities	$23,914	$23,010	$21,258	$18,982	$17,117	$14,371	$9,838	$7,708

Preferred Stock	—	—	—	—	—	—	—	27
Common stock	773	727	625	549	518	489	465	428
Accumulated other comprehensive income	105	97	111	79	82	91	109	68
Cumulative GAAP earnings	482	427	355	299	249	179	154	132
Cumulative distributions to shareholders	(496)	(349)	(333)	(319)	(296)	(193)	(181)	(170)

GAAP stockholders’ equity	864	902	758	608	553	566	547	485

Total GAAP liabilities and equity	$24,778	$23,912	$22,016	$19,590	$17,670	$14,937	$10,385	$8,193

Total Redwood Trust debt	$203	$246	$270	$278	$236	$500	$218	$476
GAAP stockholders’ equity	864	902	758	608	553	566	547	485

Redwood capital	$1,067	$1,148	$1,028	$886	$789	$1,066	$765	$961

Redwood debt to equity ratio	23%	27%	36%	46%	43%	88%	40%	98%
Debt to capital ratio	19%	21%	26%	31%	30%	47%	28%	50%

Redwood earning assets	$942	$1,040	$930	$848	$718	$1,029	$737	$942
Redwood debt	203	246	270	278	236	500	218	476

Redwood net earning assets (GAAP basis)	$739	$794	$660	$570	$482	$529	$519	$466

Equity to earning assets	92%	87%	82%	72%	77%	55%	74%	51%

Table 8: Book Value and Profitability (all $ in thousands, except per share data)
Table 8
Book Value and Profitability
(all $ in thousands, except per share data)
	Q4:2004	Q3:2004	Q2:2004	Q1:2004	Q4:2003	Q3:2003	Q2:2003	Q1:2003	2004	2003
BOOK VALUE

GAAP equity	$864,156	$901,841	$757,940	$608,122	$553,328	$566,134	$547,176	$485,402	864,156	553,328
Balance sheet mark-to-market adjustments	105,357	96,452	111,221	78,517	82,179	90,592	108,409	68,077	105,357	82,179

Core equity	$758,799	$805,389	$646,719	$529,605	$471,149	$475,542	$438,767	$417,325	$758,799	$471,149

Core equity	758,799	805,389	646,719	529,605	471,149	475,542	438,767	417,325	758,799	471,149
REIT taxable income to be paid as dividends	37,611	138,982	109,790	69,263	53,354	83,212	64,966	47,138	37,611	53,354

Adjusted core equity	$721,188	$666,407	$536,929	$460,342	$417,796	$392,330	$373,801	$370,187	$721,188	$417,796

Shares outstanding at quarter end	24,154	23,346	21,511	19,796	19,063	18,468	17,821	16,605	24,154	19,063

GAAP equity per share	$35.78	$38.63	$35.24	$30.72	$29.03	$30.65	$30.70	$29.23	$35.78	$29.03
Core equity per share	31.42	34.50	30.06	26.75	24.72	25.75	24.62	25.13	31.42	24.72
Adjusted core equity per share	29.86	28.55	24.96	23.25	21.92	21.24	20.98	22.29	29.86	21.92

PROFITABILITY
Net interest income	$58,007	$65,279	$47,620	$45,260	$39,668	$34,631	$29,624	$24,192	$216,166	$128,115
Net interest income / average core equity	30%	38%	33%	36%	34%	30%	28%	23%	34%	29%

Operating expenses (before excise and VSOE)	7,781	8,047	8,892	8,297	7,680	8,585	7,303	6,472	33,017	30,040
Efficiency ratio: op exp / core net interest income	13%	12%	19%	18%	19%	25%	25%	27%	15%	23%

Core earnings	$45,565	$51,969	$37,029	$34,783	$30,485	$24,481	$20,761	$14,830	$169,346	$90,557
Core return on average core equity	23%	30%	25%	27%	26%	21%	19%	14%	26%	20%

Table 9: Asset / Liability Matching at December 31, 2004 (all $ in thousands) (1)
Table 9
Asset/Liability Matching at December 31, 2004
(all $ in thousands)
		One-	Six-	One-		Non		Total
		Month	Month	Year	Fixed/	Interest		Liabilities
Asset	Asset	LIBOR	LIBOR	Treasury	Hybrid	Bearing		And
Type	Amount	Liabilities	Liabilities	Liabilities	Liabilities	Liabilities	Equity	Equity
Cash (unrestricted)	$57,246	$57,246	$—	$—	$—	$—	$—	57,246
One-Month LIBOR	6,313,917	6,313,917	—	—	—	—	—	6,313,917
Six-Month LIBOR	16,972,486	—	16,957,806	—	—	—	14,680	16,972,486
Other ARM	340,316	285,223	—	—	—	—	55,093	340,316
Fixed / Hybrid < 1yr*	53,325	—	—	—	21,707	—	31,618	53,325
Fixed / Hybrid > 1yr	835,433	—	—	—	197,544	—	637,889	835,433
Non-Earning Assets	205,342	—	—	—	—	80,466	124,876	205,342

Total	$24,778,065	$6,656,386	$16,957,806	$—	$219,251	$80,466	$864,156	24,778,065

*	Projected principal receipts on fixed-rate and hybrid assets over the next twelve months.

(1) includes assets and ABS liabilities of consolidated securitization entities.

Table 10: Average Balance Sheet (all $ in thousands)
Table 10
Average Balance Sheet
(all $ in thousands)
	Q4:2004	Q3:2004	Q2:2004	Q1:2004	Q4:2003	Q3:2003	Q2:2003	Q1:2003	2004	2003
Average residential real estate loans	$21,716,898	$20,484,287	$18,754,200	$16,916,295	$14,381,270	$10,958,059	$7,670,484	$6,625,540	$19,476,842	$9,932,961
Average residential HELOC	303,119	323,100	124,053	—	—	—	—	—	188,254	$0
Average residential loan CES	424,879	368,887	317,235	287,078	272,999	270,991	279,010	278,339	349,779	$275,308
Average commercial real estate loans	39,836	33,461	26,129	22,316	23,464	30,471	33,138	30,888	30,469	$29,473
Average securities portfolio	1,278,528	1,148,828	980,089	862,005	709,867	602,622	453,546	360,084	1,068,162	$532,683
Average cash and cash equivalents	126,556	101,937	81,450	70,642	116,265	49,053	87,747	98,715	95,251	$87,886

Average earning assets	23,889,816	22,460,500	20,283,156	18,158,336	15,503,865	11,911,196	8,523,925	7,393,566	21,208,757	10,858,311
Average other assets	430,219	416,736	327,205	227,634	254,552	220,420	163,446	160,161	$350,847	$199,961

Average total assets	$24,320,035	$22,877,236	$20,610,361	$18,385,970	$15,758,417	$12,131,616	$8,687,371	$7,553,727	$21,559,604	$11,058,272

Average Redwood debt	$348,177	$404,589	$539,231	$447,931	$410,631	$344,424	$299,141	$399,130	$434,662	$363,311
Average asset-backed securities issues	22,956,247	21,606,164	19,350,833	17,299,503	14,708,963	11,197,470	7,861,252	6,637,053	20,313,996	10,126,303

Average total obligations	23,304,424	22,010,753	19,890,064	17,747,434	15,119,594	11,541,894	8,160,393	7,036,183	20,748,657	10,489,614
Average other liabilities	145,752	64,916	56,424	54,151	79,750	37,077	21,605	28,458	80,448	41,850

Average total liabilities	23,450,176	22,075,669	19,946,488	17,801,585	15,199,344	11,578,971	8,181,998	7,064,641	20,829,105	10,531,464

Average core equity	776,833	695,488	583,875	506,445	469,857	458,304	428,896	414,855	641,182	443,171
Average balance sheet mark-to-market adjustments	93,026	106,079	79,998	77,940	89,216	94,341	76,477	74,231	89,317	83,637

Average total equity	869,859	801,567	663,873	584,385	559,073	552,645	505,373	489,086	730,499	526,808

Average total liabilities and equity	$24,320,035	$22,877,236	$20,610,361	$18,385,970	$15,758,417	$12,131,616	$8,687,371	$7,553,727	$21,559,604	$11,058,272

Table 11:Balances & Yields (all $ in thousands)
Table 11
Balances & Yields
(all $ in thousands)	At period end					For period ended
		Unamortized		Unrealized	Net
	Current	Premium/	Credit	Gain/	Book	Average	Interest
	Face	(Discount)	Protection	(loss)	Value	Balance*	Income	Yield
Total Earning Assets (GAAP)
Q1: 2003	8,356,918	(50,540)	(244,056)	72,282	8,134,604	7,393,566	61,125	3.31%
Q2: 2003	10,471,188	(62,789)	(216,834)	115,903	10,307,468	8,523,925	71,426	3.35%
Q3: 2003	14,969,841	(23,059)	(191,264)	91,992	14,847,510	11,911,196	90,163	3.03%
Q4: 2003	17,657,339	21,354	(217,806)	82,600	17,543,487	15,503,865	108,262	2.79%
2003	17,657,339	21,354	(217,806)	82,600	17,543,487	10,858,311	330,976	3.05%
Q1: 2004	19,537,316	39,166	(244,412)	87,874	19,477,810	18,158,335	124,837	2.75%
Q2: 2004	21,975,772	49,407	(264,523)	91,454	21,852,110	20,283,156	137,979	2.72%
Q3: 2004	23,883,198	75,814	(329,441)	90,818	23,720,389	22,460,500	180,090	3.21%
Q4: 2004	24,863,331	55,841	(372,535)	95,396	24,572,723	23,889,816	205,178	3.44%
2004	24,863,331	55,841	(372,535)	95,396	24,572,723	21,208,757	648,084	3.06%

Residential Real Estate Loans
Q1: 2003	7,297,515	33,520	(9,996)	—	7,321,039	6,625,539	42,314	2.55%
Q2: 2003	9,206,986	52,593	(12,159)	—	9,247,420	7,670,484	47,299	2.47%
Q3: 2003	13,703,475	123,392	(13,617)	—	13,813,250	10,958,059	63,638	2.32%
Q4: 2003	16,110,748	144,748	(16,336)	—	16,239,160	14,381,270	82,727	2.30%
2003	16,110,748	144,748	(16,336)	—	16,239,160	9,932,961	235,978	2.38%
Q1: 2004	17,950,901	154,451	(18,847)	—	18,086,505	16,916,295	98,826	2.34%
Q2: 2004	19,766,481	169,174	(20,080)		19,915,575	18,754,200	109,880	2.34%
Q3: 2004	21,381,784	197,472	(21,344)		21,557,912	20,484,287	147,974	2.89%
Q4: 2004	22,023,888	207,607	(23,078)		22,208,417	21,716,898	168,831	3.11%
2004	22,023,888	207,607	(23,078)		22,208,417	19,476,842	525,511	2.70%

Home Equity Lines of Credit
Q1: 2003	—	—	—	—	—	—	—	—
Q2: 2003	—	—	—	—	—	—	—	—
Q3: 2003	—	—	—	—	—	—	—	—
Q4: 2003	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	-
Q1: 2004	—	—	—	—	—	—	—	—
Q2: 2004	317,045	10,043	(267)	—	326,821	124,053	536	1.73%
Q3: 2004	308,697	9,029	(531)	—	317,195	303,119	1,618	2.14%
Q4: 2004	288,954	8,087	(693)	—	296,348	303,119	2,177	2.87%
2004	288,954	8,087	(693)	—	296,348	188,254	4,331	2.30%

Residential Credit-Enhancement Securities
Q1: 2003	614,111	(84,648)	(234,060)	77,759	373,162	278,339	13,693	19.68%
Q2: 2003	598,134	(113,358)	(204,675)	113,310	393,411	279,010	17,977	25.77%
Q3: 2003	603,855	(145,356)	(177,647)	92,559	373,411	270,991	19,027	28.09%
Q4: 2003	623,692	(123,329)	(200,970)	79,334	378,727	272,999	17,394	25.49%
2003	623,692	(123,329)	(200,970)	79,334	378,727	275,308	68,091	24.73%
Q1: 2004	634,000	(110,994)	(216,924)	68,534	374,616	287,078	15,533	21.64%
Q2: 2004	712,908	(121,808)	(235,535)	86,674	442,239	317,235	16,077	20.27%
Q3: 2004	830,524	(109,367)	(298,925)	74,577	496,809	368,887	16,007	17.36%
Q4: 2004	933,772	(110,724)	(340,123)	78,733	561,658	424,879	16,985	15.99%
2004	933,772	(110,724)	(340,123)	78,733	561,658	349,779	64,602	18.47%

Commercial Real Estate Loans
Q1: 2003	32,223	(1,009)	—	—	31,214	30,888	816	10.57%
Q2: 2003	42,492	171	(8,141)	—	34,522	33,138	960	11.59%
Q3: 2003	31,211	538	(8,141)	—	23,608	30,471	939	12.33%
Q4: 2003	31,180	(120)	(8,641)	—	22,419	23,464	244	4.16%
2003	31,180	(120)	(8,641)	—	22,419	29,473	2,959	10.04%
Q1: 2004	31,136	(318)	(8,641)	—	22,177	22,316	701	12.56%
Q2: 2004	43,448	(1,261)	(8,641)	—	33,546	26,129	868	13.29%
Q3: 2004	43,410	(1,380)	(8,641)	—	33,389	33,461	1,038	12.41%
Q4: 2004	65,598	(2,478)	(8,641)	—	54,479	39,836	1,162	11.67%
2004	65,598	(2,478)	(8,641)	—	54,479	30,469	3,769	12.37%

Securities
Q1: 2003	370,187	1,597	—	(5,477)	366,307	360,084	4,192	4.66%
Q2: 2003	587,038	5,946	—	2,593	595,577	453,546	5,057	4.46%
Q3: 2003	599,144	6,508	—	(567)	605,085	602,622	6,478	4.30%
Q4: 2003	833,252	8,196	—	3,266	844,714	709,867	7,803	4.40%
2003	833,252	8,196	—	3,266	844,714	532,683	23,530	4.42%
Q1: 2004	921,279	(3,973)	—	19,340	936,646	862,005	9,611	4.46%
Q2: 2004	1,097,429	(6,741)	—	4,780	1,095,468	980,089	10,545	4.30%
Q3: 2004	1,242,777	(19,940)	—	16,241	1,239,078	1,148,828	13,278	4.62%
Q4: 2004	1,424,563	(46,651)		16,663	1,394,575	1,278,528	15,515	4.85%
2004	1,424,563	(46,651)	—	16,663	1,394,575	1,068,162	48,949	4.58%

Table 11: Balance & Yields (all $ in thousands) (continued)
Table 11 (continued)
Balances & Yields
(all $ in thousands)	At period end					For period ended
		Unamortized		Unrealized	Net
	Current	Premium/	Credit	Gain/	Book	Average	Interest
	Face	(Discount)	Protection	(loss)	Value	Balance*	Income	Yield
Cash & Equivalents
Q1: 2003	42,882	—	—	—	42,882		110
Q2: 2003	36,539	—	—	—	36,539		133
Q3: 2003	32,156	—	—	—	32,156		81
Q4: 2003	58,467	—	—	—	58,467		94
2003	58,467	—	—	—	58,467		418
Q1: 2004	57,866	—	—	—	57,866		166
Q2: 2004	38,461	—	—	—	38,461		73
Q3: 2004	76,006	—	—	—	76,006		175
Q4: 2004	126,556			—	57,246		508
2004	95,251	—	—	—	57,246	—	922

* Average excludes unrealized gains(losses) from mark-to-market adjustments.

Table 12: Portfolio Activity (all $ in thousands)
Table 12
Portfolio Activity
(all $ in thousands)				Discount/		Net	Net	Net
			Principal	(Premium)	Credit	Charge-offs/	Mark-to-Mkt	Increase/
	Acquisitions	Sales	Payments	Amortization	Provision	(Recoveries)	Adjustment	(Decrease)
Residential Real Estate Loans (GAAP)
Q1: 2003	1,338,920	(73,137)	(152,768)	(6,156)	(1,756)	31	726	1,105,860
Q2: 2003	2,168,181	—	(234,582)	(5,055)	(2,163)	—	—	1,926,381
Q3: 2003	4,996,403	—	(420,395)	(8,720)	(1,458)	—	—	4,565,830
Q4: 2003	2,897,863	(605)	(458,957)	(9,684)	(2,769)	50	12	2,425,910
2003	11,401,367	(73,742)	(1,266,702)	(29,615)	(8,146)	81	738	10,023,981
Q1: 2004	2,321,706	—	(460,334)	(11,516)	(2,511)	—	—	1,847,345
Q2: 2004	2,703,443	—	(859,148)	(13,992)	(1,233)	—	—	1,829,070
Q3: 2004	2,898,165	(112,811)	(1,144,320)	2,078	(1,264)	—	489	1,642,337
Q4: 2004	1,791,951	(865)	(1,132,854)	(5,993)	(1,535)	176	(375)	650,505
2004	9,715,265	(113,676)	(3,596,656)	(29,423)	(6,543)	176	114	5,969,257

Home Equity Line of Credit
Q1: 2003	—	—	—	—	—	—	—	—
Q2: 2003	—	—	—	—	—	—	—	—
Q3: 2003	—	—	—	—	—	—	—	—
Q4: 2003	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—
Q1: 2004	—	—	—	—	—	—	—	—
Q2: 2004	335,044	—	(7,706)	(250)	(267)	—	—	326,821
Q3: 2004	—	—	(8,290)	(1,072)	(264)			(9,626)
Q4: 2004			(19,743)	(942)	(162)			(20,847)
2004	335,044	—	(35,739)	(2,264)	(693)	—	—	296,348

Residential Loan Credit-Enhancement Securities
Q1: 2003	37,077	—	(23,212)	5,545	—	—	1,273	20,683
Q2: 2003	11,265	(1,248)	(38,773)	10,024	—	—	38,981	20,249
Q3: 2003	23,164	—	(37,647)	11,432	—	—	(16,949)	(20,000)
Q4: 2003	77,367	—	(116,575)	10,188	—	—	34,336	5,316
2003	148,873	(1,248)	(216,207)	37,189	—	—	57,641	26,248
Q1: 2004	37,608	(22,416)	(34,640)	8,637	—	—	6,700	(4,111)
Q2: 2004	75,027	—	(46,997)	8,847	—	—	30,746	67,623
Q3: 2004	82,918	—	(44,822)	8,181	—	—	8,293	54,570
Q4: 2004	72,976	—	(30,900)	8,443			14,330	64,849
2004	268,529	(22,416)	(157,359)	34,108	—	—	60,069	182,931

Commercial Real Estate Loans
Q1: 2003	2,011	—	(68)	—	—	—	1	1,944
Q2: 2003	3,408	—	(34)	(67)	—	—	1	3,308
Q3: 2003	1,023	(774)	(11,220)	(33)	—	—	130	(10,914)
Q4: 2003	—	—	(31)	(198)	(500)	—	(500)	(1,189)
2003	6,442	(774)	(11,353)	(298)	(500)	—	(368)	(6,851)
Q1: 2004	—	—	(45)	(122)	—	—	(75)	(242)
Q2: 2004	17,066	(2,339)	(3,233)	(102)	—	—	(23)	11,369
Q3: 2004	—	—	(29)	(128)	—	—	—	(157)
Q4: 2004	21,305	—	(83)	(132)	—	—	—	21,090
2004	38,371	(2,339)	(3,390)	(484)	—	—	(98)	32,060

Securities
Q1: 2003	42,955	—	(11,329)	3	—	—	(1,019)	30,610
Q2: 2003	237,515	(4,051)	(12,126)	(111)	—	—	8,043	229,270
Q3: 2003	28,702	—	(12,677)	(96)	—	—	(6,421)	9,508
Q4: 2003	256,588	—	(17,658)	(343)	—	—	1,042	239,629
2003	565,760	(4,051)	(53,790)	(547)	—	—	1,645	509,017
Q1: 2004	86,278	(142)	(9,807)	(484)	—	—	16,087	91,932
Q2: 2004	192,700	(8,333)	(10,069)	(705)	—	—	(14,771)	158,822
Q3: 2004	151,064	—	(18,489)	(86)	—	—	11,121	143,610
Q4: 2004	181,111	—	(25,189)	(304)			(121)	155,497
2004	611,153	(8,475)	(63,554)	(1,579)	—	—	12,316	549,861

Table 13 Residential Credit results (all $ in thousands)
					Total				Losses To
		Internally-		(4)	Credit				Securities	Redwood's	Total Credit
Table 13		Designated	External	Total	Protection	Seriously	Seriously	Total	Junior To	Share of Net	Losses As %
Residential Credit Results	Underlying	Credit	Credit	Credit	As % of	Delinquent	Delinquent	Credit	Redwood's	Charge Offs	of Loans
(all $ in thousands)	Loans	Reserves	Enhancement	Protection	Loans	Loans	Loan %	Losses	Interest	(Recoveries)	(Annualized)
Total Managed Residential Portfolio
Q1: 2003	68,069,255	244,056	61,814	305,870	0.45%	162,657	0.24%	1,171	456	715	<0.01%
Q2: 2003	61,071,919	216,834	58,296	275,130	0.45%	163,894	0.27%	384	152	232	<0.01%
Q3: 2003	57,493,402	191,264	51,985	243,249	0.42%	179,871	0.31%	986	38	948	<0.01%
Q4: 2003	84,372,335	217,306	46,476	263,782	0.31%	137,978	0.16%	1,645	357	1,288	<0.01%
2003	84,372,335	217,306	46,476	263,782	0.31%	137,978	0.16%	4,186	1,003	3,183	<0.01%
Q1: 2004	89,448,075	235,771	43,797	279,568	0.31%	146,055	0.16%	103	—	103	<0.01%
Q2: 2004	117,020,797	255,615	70,460	326,075	0.28%	136,654	0.12%	1,781	75	1,706	<0.01%
Q3: 2004	142,967,137	320,269	69,244	389,513	0.27%	185,023	0.13%	730	196	534	<0.01%
Q4: 2004	148,510,685	363,201	67,650	430,851	0.29%	163,554	0.11%	689	—	689	<0.01%
2004	148,510,685	363,201	67,650	430,851	0.29%	163,554	0.11%	3,303	271	3,032	<0.01%

Residential Real Estate Loans
Q1: 2003	7,297,515	9,996	—	9,996	0.14%	1,159	0.02%	31	—	31	<0.01%
Q2: 2003	9,206,986	12,159	—	12,159	0.13%	3,895	0.04%	—	—	—	<0.01%
Q3: 2003	13,703,475	13,617	—	13,617	0.10%	1,598	0.01%	—	—	—	<0.01%
Q4: 2003	16,110,748	16,336	—	16,336	0.10%	5,419	0.03%	50	—	50	<0.01%
2003	16,110,748	16,336	—	16,336	0.10%	5,419	0.03%	81	—	81	<0.01%
Q1: 2004	17,950,901	18,847	—	18,847	0.10%	3,439	0.02%	—	—	—	<0.01%
Q2: 2004	19,766,481	20,080	—	20,080	0.10%	5,362	0.03%	—	—	—	<0.01%
Q3: 2004	21,381,784	21,344	—	21,344	0.10%	10,785	0.05%	—	—	—	<0.01%
Q4: 2004	22,023,888	23,078	—	23,078	0.10%	13,338	0.06%	176	—	176	<0.01%
2004	22,023,888	23,078		23,078	0.10%	13,338	0.06%	176	—	176	<0.01%

Residential Loan Credit-Enhancement Securities
Q1: 2003	60,748,216	234,060	61,814	295,874	0.49%	161,498	0.27%	1,140	456	684	<0.01%
Q2: 2003	51,824,499	204,675	58,296	262,971	0.51%	159,999	0.31%	384	152	232	<0.01%
Q3: 2003	43,680,152	177,647	51,985	229,632	0.53%	178,273	0.41%	986	38	948	<0.01%
Q4: 2003	68,133,175	200,970	46,476	247,446	0.36%	132,559	0.19%	1,595	357	1,238	<0.01%
2003	68,133,175	200,970	46,476	247,446	0.36%	132,559	0.19%	4,105	1,003	3,102	<0.01%
Q1: 2004	71,361,570	216,924	43,797	260,721	0.37%	142,616	0.20%	103	—	103	<0.01%
Q2: 2004	97,105,222	235,535	70,460	305,995	0.32%	131,292	0.14%	1,781	75	1,706	<0.01%
Q3: 2004	121,585,353	298,925	69,244	368,169	0.30%	174,238	0.14%	730	196	534	<0.01%
Q4: 2004	126,486,797	340,123	67,650	407,773	0.32%	150,216	0.12%	513	—	513	<0.01%
2004	126,486,797	340,123	67,650	407,773	0.32%	150,216	0.12%	3,127	271	2,856	<0.01%

(4)	The credit reserve on residential real estate loans owned is only available to absorb losses on the residential real estate loan portfolio. The internally-designated credit reserves on loans credit enhanced and the external credit enhancement on loans credit enhanced are only available to absorb losses on the residential loan credit-enhancement portfolio. This table excludes the residential home equity lines of credit.

Table 14: Residential Real Estate Loan Characteristics (at period end, all $ in thousands)
Table 14
Residential Real Estate Loan Characteristics
(at period end, all $ in thousands)	Dec. 2004	Sep. 2004	Jun. 2004	Mar. 2004	Dec. 2003	Sep. 2003	Jun. 2003
Residential Loans	$22,208,417	$21,557,912	$19,915,575	$18,086,505	$16,239,160	$13,813,250	$9,247,420
Number of loans	63,236	61,299	56,097	49,756	43,919	37,122	24,988
Average loan size	$348	$352	$355	$364	$370	$372	$370
Adjustable %	99%	99%	99%	99%	99%	99%	99%
Hybrid %	1%	1%	1%	1%	1%	1%	1%
Fixed %	0%	0%	0%	0%	0%	0%	0%

Northern California	13%	13%	14%	13%	13%	13%	13%
Southern California	13%	12%	12%	12%	12%	12%	12%
Florida	11%	11%	11%	11%	11%	11%	12%
Georgia	5%	5%	5%	5%	6%	6%	5%
New York	5%	5%	5%	5%	5%	6%	6%
New Jersey	4%	4%	4%	4%	5%	5%	4%
Texas	4%	4%	4%	4%	4%	4%	3%
Arizona	4%	4%	4%	4%	4%	3%	3%
Colorado	4%	4%	4%	4%	4%	3%	3%
Illinois	3%	3%	3%	4%	4%	4%	4%
Virgina	3%	3%	3%	2%	3%	2%	2%
Other states (none greater than 3%)	32%	32%	31%	32%	29%	31%	33%

Year 2004 origination	38%	32%	23%	11%	0%	0%	0%
Year 2003 origination	42%	46%	52%	60%	66%	58%	40%
Year 2002 origination	16%	18%	21%	24%	28%	34%	49%
Year 2001 origination	2%	3%	3%	3%	4%	5%	6%
Year 2000 origination	0%	0%	0%	0%	0%	0%	0%
Year 1999 origination	0%	0%	1%	1%	1%	1%	1%
Year 1998 origination or earlier	1%	1%	1%	1%	1%	2%	4%

% balance in loans > $1mm per loan	14%	14%	14%	15%	16%	17%	15%

This table only includes loans shown under “residential real estate loans” on our GAAP balance sheet. These are the loans securitized by Sequoia securitization entities sponsored by Redwood. Not included are loans underlying residential credit-enhancement securities by Redwood from securitizations sponsored by others.

Table 15: Residential Loan Credit-Enhancement Securities - Underlying Collateral Characteristics (all $ in thousands)
Table 15
Residential Loan Credit-Enhancement Securities - Underlying Collateral Characteristics
(all $ in thousands)	Dec. 2004	Sep. 2004	Jun. 2004	Mar. 2004	Dec. 2003	Sep. 2003	Jun. 2003
First loss position, principal value	$352,752	$320,975	$279,927	$262,329	$255,570	$236,968	$233,787
Second loss position, principal value	276,720	244,042	197,403	176,672	174,592	168,547	168,524
Third loss position, principal value	304,300	265,507	235,578	194,999	193,530	198,340	195,823

Total principal value	$933,772	$830,524	$712,908	$634,000	$623,692	$603,855	$598,134

First loss position, reported value	$110,933	$99,783	$102,088	$75,769	$78,030	$70,458	$74,470
Second loss position, reported value	195,536	174,371	145,211	133,167	134,225	128,280	139,788
Third loss position, reported value	255,189	222,655	194,940	165,680	166,472	174,673	179,153

Total reported value	$561,658	$496,809	$442,239	$374,616	$378,727	$373,411	$393,411

Internal Designated Credit Reserves	$340,123	$298,925	$235,535	$216,924	$200,970	$177,647	$204,675
External Credit Enhancement	67,650	69,244	70,460	43,797	46,476	51,985	58,296

Total Credit Protection	$407,773	$368,169	$305,995	$260,721	$247,446	$229,632	$262,971
As % of Total Portfolio	0.32%	0.30%	0.32%	0.37%	0.36%	0.53%	0.51%

Underlying Residential Real Estate Loans	$126,486,797	$121,585,353	$97,105,222	$71,361,570	$68,133,175	$43,680,152	$51,824,499
Number of credit-enhanced loans	279,838	272,003	216,048	163,673	152,083	96,424	116,730
Average loan size	$452	$447	$449	$436	$448	$453	$444

Adjustable %	26%	18%	13%	20%	21%	21%	36%
Hybrid %	30%	30%	44%	66%	64%	57%	36%
Fixed %	44%	52%	43%	14%	15%	22%	28%

Northern California	23%	23%	23%	26%	26%	25%	26%
Southern California	23%	23%	24%	25%	25%	25%	24%
Florida	6%	6%	4%	4%	4%	4%	4%
New York	5%	5%	5%	5%	5%	6%	6%
Massachusetts	3%	3%	3%	3%	3%	3%	3%
New Jersey	3%	3%	3%	3%	3%	3%	3%
Virginia	3%	3%	3%	3%	3%	3%	3%
Colorado	3%	3%	3%	3%	3%	3%	3%
Illinois	3%	3%	3%	3%	3%	3%	3%
Other states (none greater than 3%)	28%	28%	29%	25%	25%	25%	25%

Year 2004 origination	36%	28%	16%	0%	0%	0%	0%
Year 2003 origination	43%	48%	50%	58%	51%	28%	12%
Year 2002 origination	12%	14%	18%	22%	26%	34%	42%
Year 2001 origination	3%	4%	6%	8%	11%	18%	24%
Year 2000 origination	1%	1%	2%	2%	2%	4%	4%
Year 1999 origination	1%	1%	2%	3%	3%	6%	7%
Year 1998 or earlier origination	4%	4%	6%	7%	7%	10%	11%

% balance in loans > $1mm per loan	10%	10%	6%	9%	11%	11%	10%

This table includes loans underlying residential credit-enhancement securities acquired from securitizations sponsored by others. Not included are loans underlying residential credit-enhancement securities acquired from Sequoia entities sponsored by Redwood.

Table 16: Commercial Real Estate Loans-Characteristics (at period end, all $ in thousands)
Table 16
Commercial Real Estate Loans-Characteristics
(at period end, all $ in thousands)	Dec. 2004	Sep. 2004	Jun. 2004	Mar. 2004	Dec. 2003	Sep. 2003	Jun. 2003
Commercial Mortgage Loans	$54,479	$33,389	$33,546	$22,177	$22,419	$23,608	$34,522
Number of Loans	9	7	6	9	9	9	12
Average Loan Size	$6,053	$4,770	$5,591	$2,464	$2,491	$2,623	$2,877
Serious Delinquency	—	—	—	—	—	—	650
Realized Credit losses	—	—	—	—	—	—	—
California %	44%	72%	72%	65%	65%	65%	46%

Table 17: Securities Portfolio - Characteristics at December 31, 2004 (all $ in thousands)
Table 17
Securities Portfolio - Characteristics at December 31, 2004
(all $ in thousands)
		Rating:
	Total	AAA	AA	A	BBB	BB	B	Unrated
Commercial Real Estate	$243,141	$15,599	$1,930	$34,741	$107,136	$61,470	$7,767	$14,498
Residential Prime	400,047	27,273	200,280	80,178	92,316	—	—	—
Residential Subprime	428,610	—	43,286	288,320	97,004	—	—	—
Residential Second Lien	131,197	—	55,312	66,389	9,497	—	—	—
Manufactured Housing	14,016	2,925	5,581	—	—	—	5,510	—
Corporate REIT Debt	64,479	—	—	7,217	48,959	8,303	—	—
Real Estate CDOs	113,085	13,490	23,103	38,213	34,796	2,451	430	601

Total Securities Portfolio	$1,394,575	$59,288	$329,492	$515,058	$389,707	$72,223	$13,707	$15,099

Includes a portion of Redwood’s permanent investment portfolio, plus securities consolidated from Acacia CDO securitization entities sponsored by Redwood, plus securities held by Redwood temporarily prior to sale to Acacia.

Does not include securities purchased for Acacia or Redwood’s permanent investment portfolio from securitization entities sponsored by Redwood, as those securities are eliminated in the GAAP consolidation of the underlying entities.

Does not include residential credit-enhancement securities.

Table 18: ABS Issued Characteristics - Residential Mortgage Loans (Sequoia) (all $ in thousands)
Table 18
ABS Issued Characteristics - Residential Mortgage Loans (Sequoia)
(all $ in thousands)
							Principal	Interest
			Original			Estimated	Outstanding	Rate At
Sequoia	Debt	Issue	Issue		Stated	Callable	At December. 31,	December. 31
ABS Issued	Rating	Date	Amount	Index	Maturity	Date	2004	2004
Sequoia 1 A1	AAA	07/29/97	$334,347	1m LIBOR	2028	Called	—	NM
Sequoia 1 A2	AAA	07/29/97	200,000	Fed Funds	2028	Called	—	NM
Sequoia 2 A1	AAA	11/06/97	592,560	1y Treasury	2029	Called	—	NM
Sequoia 2 A2	AAA	11/06/97	156,600	1m LIBOR	2029	Called	—	NM
Sequoia 3 A1	AAA	06/26/98	225,459	Fixed to 12/02	2028	Retired	—	NM
Sequoia 3 A2	AAA	06/26/98	95,000	Fixed to 12/02	2028	Retired	—	NM
Sequoia 3 A3	AAA	06/26/98	164,200	Fixed to 12/02	2028	Retired	—	NM
Sequoia 3 A4	AAA	06/26/98	121,923	1m LIBOR	2028	Called	—	NM
Sequoia 3 M1	AA/AAA	06/26/98	16,127	1m LIBOR	2028	Called	—	NM
Sequoia 3 M2	A/AA	06/26/98	7,741	1m LIBOR	2028	Called	—	NM
Sequoia 3 M3	BBB/A	06/26/98	4,838	1m LIBOR	2028	Called	—	NM
Sequoia 1A A1	AAA	05/04/99	157,266	1m LIBOR	2028	Called	—	NM
Sequoia 4 A	AAA	03/21/00	377,119	1m LIBOR	2024	2007	146,712	2.77%
Sequoia 5 A	AAA	10/29/01	496,667	1m LIBOR	2026	2009	304,368	2.76%
Sequoia 5 B1	AA	10/29/01	5,918	1m LIBOR	2026	2009	5,918	3.21%
Sequoia 5 B2	A	10/29/01	5,146	1m LIBOR	2026	2009	5,146	3.21%
Sequoia 5 B3	BBB	10/29/01	2,316	1m LIBOR	2026	2009	2,316	3.21%
Sequoia 6A	AAA	04/26/02	496,378	1m LIBOR	2027	2009	331,831	2.73%
Sequoia 6B1	AA	04/26/02	5,915	1m LIBOR	2027	2009	5,915	3.11%
Sequoia 7A	AAA	05/29/02	554,686	1m LIBOR	2032	2008	326,815	2.75%
Sequoia 7B1	AA	05/29/02	8,080	1m LIBOR	2032	2008	8,080	3.16%
Sequoia 8 1A-1	AAA	07/30/02	50,000	1m LIBOR	2032	Retired	—	NM
Sequoia 8 1A-2	AAA	07/30/02	61,468	Fixed to 12/04	2032	2008	11,149	3.46%
Sequoia 8 2A	AAA	07/30/02	463,097	1m LIBOR	2032	2008	306,791	2.71%
Sequoia 8 3A	AAA	07/30/02	49,973	6m LIBOR	2032	2008	29,208	3.26%
Sequoia 8 B1	AA	07/30/02	9,069	1m LIBOR	2032	2008	9,069	3.09%
Sequoia 9 1A	AAA	08/28/02	381,689	1m LIBOR	2032	2011	263,378	2.76%
Sequoia 9 2A	AAA	08/28/02	168,875	1m LIBOR	2032	2011	85,244	3.34%
Sequoia 9 B1	AA	08/28/02	7,702	1m LIBOR	2032	2011	7,702	3.16%
Sequoia 10 1A	AAA	09/26/02	822,375	1m LIBOR	2027	2011	580,480	2.81%
Sequoia 10 2A-1	AAA	09/26/02	190,000	1m LIBOR	2027	2011	136,730	2.79%
Sequoia 10 2A-2	AAA	09/26/02	3,500	1m LIBOR	2027	2011	3,500	3.09%
Sequoia 10 B1	AA	09/26/02	12,600	1m LIBOR	2027	2011	12,600	3.21%
Sequoia 10 B2	A	09/26/02	8,400	1m LIBOR	2027	2011	8,400	2.21%
Sequoia 10 B3	BBB	09/26/02	4,725	1m LIBOR	2027	2011	4,725	3.81%
Sequoia 11 A	AAA	10/30/02	695,210	1m LIBOR	2032	2011	474,063	2.86%
Sequoia 11 B1	AA	10/30/02	9,726	1m LIBOR	2032	2011	9,726	3.38%
Sequoia 12 A	AAA	12/19/02	1,080,076	1m LIBOR	2033	2009	779,266	2.86%
Sequoia 12 B1	AA	12/19/02	16,815	1m LIBOR	2033	2009	16,815	3.26%
Sequoia 2003-1 A1	AAA	02/27/03	798,206	1m LIBOR	2033	2009	582,162	2.79%
Sequoia 2003-1 A2	AAA	02/27/03	190,000	6m LIBOR	2033	2009	140,398	2.32%
Sequoia 2003-1 B1	AA	02/27/03	15,905	1m LIBOR	2033	2009	15,905	3.29%
Sequoia 2003-1 B2	A	02/27/03	8,210	Pass Through	2033	2009	8,210	3.11%
Sequoia 2003-2 A1	AAA	04/29/03	500,000	1m LIBOR	2022	2009	373,339	2.74%
Sequoia 2003-2 A2	AAA	04/29/03	303,600	6m LIBOR	2022	2009	220,386	2.54%
Sequoia 2003-2 M1	AA	04/29/03	11,480	1m LIBOR	2016	2009	11,480	3.06%
Sequoia 2003-3 A1	AAA	06/26/03	379,455	1m LIBOR	2023	2009	286,430	2.74%
Sequoia 2003-3 A2	AAA	06/26/03	149,922	6m LIBOR	2023	2009	115,545	3.07%
Sequoia 2003-3 B1	AA	06/26/03	9,075	1m LIBOR	2025	2009	9,075	3.06%
MLCC 2003-C A1	AAA	06/26/03	773,795	1m LIBOR	2023	2012	580,138	2.75%
MLCC 2003-C A2	AAA	06/26/03	200,002	6m LIBOR	2023	2012	145,981	3.12%
MLCC 2003-C B1	AA	06/26/03	10,553	1m LIBOR	2025	2012	10,553	3.07%
MLCC 2003-D A	AAA	07/29/03	992,833	1m LIBOR	2028	2012	784,934	2.73%
MLCC 2003-D B1	AA	07/29/03	10,758	1m LIBOR	2028	2012	10,758	3.05%
Sequoia 2003-4 1A1	AAA	07/29/03	148,641	1m LIBOR	2033	2009	123,854	2.72%
Sequoia 2003-4 1A2	AAA	07/29/03	150,000	6m LIBOR	2033	2009	125,282	2.22%
Sequoia 2003-4 1B1	AA	07/29/03	3,864	1m LIBOR	2033	2009	3,864	3.06%
Sequoia 2003-4 2A1	AAA	07/29/03	189,415	1m LIBOR	2033	2011	163,772	2.76%
Sequoia 2003-4 2M1	AA	07/29/03	9,986	1m LIBOR	2033	2011	9,986	2.88%
Sequoia 2003-4 2B1	AA	07/29/03	2,367	1m LIBOR	2033	2011	2,367	3.06%
Sequoia 2003-5 A1	AAA	08/27/03	675,596	1m LIBOR	2033	2009	514,445	2.72%
Sequoia 2003-5 A2	AAA	08/27/03	149,609	6m LIBOR	2033	2009	114,333	2.25%
Sequoia 2003-5 B1	AA	08/27/03	15,043	1m LIBOR	2033	2009	15,043	3.01%
Sequoia 2003-6 A1	AAA	10/29/03	458,238	1m LIBOR	2033	2009	353,489	2.72%
Sequoia 2003-6 A2	AAA	10/29/03	180,474	6m LIBOR	2033	2009	132,062	2.53%

Table 18: ABS Issued Characteristics — Residential Mortgage Loans (Sequoia) — continued

Table 18
ABS Issued Characteristics — Residential Mortgage Loans (Sequoia)
(all $ in thousands)

							Principal	Interest
			Original			Estimated	Outstanding	Rate At
Sequoia	Debt	Issue	Issue		Stated	Callable	At December. 31,	December. 31
ABS Issued	Rating	Date	Amount	Index	Maturity	Date	2004	2004
Sequoia 2003-6 B1	AA	10/29/03	11,287	1m LIBOR	2033	2009	11,287	2.99%
Sequoia 2003-7 A1	AAA	11/25/03	290,000	1m LIBOR	2034	2009	236,066	2.73%
Sequoia 2003-7 A2	AAA	11/25/03	505,100	6m LIBOR	2034	2009	399,839	2.89%
Sequoia 2003-7 B1	AA	11/25/03	16,607	1m LIBOR	2034	2009	16,607	2.96%
Sequoia 2003-8 A1	AAA	12/23/03	791,768	1m LIBOR	2034	2009	673,288	2.73%
Sequoia 2003-8 A2	AAA	12/23/03	150,000	6m LIBOR	2034	2009	132,476	3.04%
Sequoia 2003-8 B1	AA	12/23/03	14,166	1m LIBOR	2034	2009	14,166	3.00%
Sequoia 2003-8 B2	A	12/23/03	8,304	1m LIBOR	2034	2009	8,304	3.66%
MLCC 2003-E A1	AAA	08/28/03	823,305	1m LIBOR	2028	2012	671,252	2.73%
MLCC 2003-E A2	AAA	08/28/03	150,000	6m LIBOR	2028	2012	119,856	2.28%
MLCC 2003-E B1	AA	08/28/03	10,547	1m LIBOR	2028	2012	10,547	3.02%
MLCC 2003-F A1	AAA	09/25/03	839,000	1m LIBOR	2028	2012	680,865	2.74%
MLCC 2003-F A2	AAA	09/25/03	270,000	6m LIBOR	2028	2012	221,419	2.46%
MLCC 2003-F A3	AAA	09/25/03	175,000	Pass Through	2028	2012	151,270	3.73%
MLCC 2003-F B1	AA	09/25/03	13,913	1m LIBOR	2028	2012	13,913	3.02%
MLCC 2003-H A1	AAA	12/22/03	365,708	1m LIBOR	2029	2012	316,969	2.74%
MLCC 2003-H A2	AAA	12/22/03	240,000	6m LIBOR	2029	2012	210,548	3.11%
MLCC 2003-H A3A	AAA	12/22/03	119,613	Pass Through	2029	2012	101,975	3.68%
MLCC 2003-H B1	AA	12/22/03	7,875	1m LIBOR	2029	2012	7,875	2.97%
MLCC 2003-H B2	A	12/22/03	6,000	1m LIBOR	2029	2012	6,000	3.67%
Sequoia 2004-1 A1	AAA	01/28/04	601,250	6m LIBOR	2034	2010	518,654	2.19%
Sequoia 2004-1 B1	AA	01/28/04	9,375	1m LIBOR	2034	2010	9,375	2.96%
Sequoia 2004-1 B2	A	01/28/04	5,937	1m LIBOR	2034	2010	5,937	3.46%
Sequoia 2004-2 A1	AAA	02/25/04	671,998	6m LIBOR	2034	2010	565,832	2.19%
Sequoia 2004-2 B1	AA	02/25/04	11,550	1m LIBOR	2034	2010	11,550	2.91%
Sequoia 2004-2 B2	A	02/25/04	7,000	1m LIBOR	2034	2010	7,000	3.39%
Sequoia 2004-3 A1	AAA	03/30/04	894,673	6m LIBOR	2034	2010	761,947	2.33%
Sequoia 2004-3 M1	AA	03/30/04	13,800	1m LIBOR	2034	2010	13,800	2.91%
Sequoia 2004-3 M2	A	03/30/04	9,200	1m LIBOR	2034	2010	9,200	3.31%
Sequoia 2004-4 A1	AAA	04/29/04	785,971	6m LIBOR	2010	2010	685,144	2.46%
Sequoia 2004-4 B1	AA	04/29/04	14,612	1m LIBOR	2010	2010	14,612	2.91%
Sequoia 2004-4 B2	A	04/29/04	8,350	1m LIBOR	2010	2010	8,350	3.31%
Sequoia 2004-5 A1	AAA	05/27/04	547,657	Pass Through	2012	2012	477,449	3.56%
Sequoia 2004-5 A2	AAA	05/27/04	185,613	1m LIBOR	2012	2012	166,672	2.67%
Sequoia 2004-5 A3	AAA	05/27/04	74,897	6m LIBOR	2012	2012	67,255	2.82%
Sequoia 2004-5 B1	AA	05/27/04	14,874	1m LIBOR	2012	2012	14,874	2.89%
Sequoia 2004-5 B2	A	05/27/04	8,499	1m LIBOR	2012	2012	8,499	3.29%
Sequoia 2004-6 A1	AAA	06/29/04	500,000	Pass Through	2012	2012	453,487	3.27%
Sequoia 2004-6 A2	AAA	06/29/04	185,687	1m LIBOR	2012	2012	169,261	2.69%
Sequoia 2004-6 A3a	AAA	06/29/04	196,500	6m LIBOR	2012	2012	181,126	3.02%
Sequoia 2004-6 A3b	AAA	06/29/04	3,500	6m LIBOR	2012	2012	3,226	3.16%
Sequoia 2004-6 B1	AA	06/29/04	15,725	1m LIBOR	2012	2012	15,725	2.91%
Sequoia 2004-6 B2	A	06/29/04	9,250	1m LIBOR	2012	2012	9,250	3.29%
SMHT 2004-1	AAA	06/29/04	317,044	1m LIBOR	2014	2012	286,129	2.64%
Sequoia 2004-7 A1	AAA	07/29/04	498,828	Pass Through	2034	2012	253,139	2.99%
Sequoia 2004-7 A2	AAA	07/29/04	252,102	1m LIBOR	2034	2012	235,600	2.72%
Sequoia 2004-7 A3a	AAA	07/29/04	247,874	6m LIBOR	2034	2012	231,820	2.29%
Sequoia 2004-7 A3b	AAA	07/29/04	3,956	6m LIBOR	2034	2012	3,700	2.51%
Sequoia 2004-7 B1	AA	07/29/04	18,900	1m LIBOR	2034	2012	18,900	2.96%
Sequoia 2004-7 B2	A	07/29/04	11,025	1m LIBOR	2034	2012	11,025	3.35%
Sequoia 2004-8 A1	AAA	08/27/04	365,049	1m LIBOR	2034	2012	347,742	2.76%
Sequoia 2004-8 A2	AAA	08/27/04	418,050	6m LIBOR	2034	2012	401,678	2.35%
Sequoia 2004-8 B1	AA	08/27/04	16,400	1m LIBOR	2034	2012	16,400	2.93%
Sequoia 2004-8 B2	A	08/27/04	8,200	1m LIBOR	2034	2012	8,200	3.31%
Sequoia 2004-9 A1	AAA	09/29/04	453,364	1m LIBOR	2034	2012	440,129	2.75%
Sequoia 2004-9 A2	AAA	09/29/04	296,310	6m LIBOR	2034	2012	289,691	2.53%
Sequoia 2004-9 B1	AA	09/29/04	14,915	1m LIBOR	2034	2012	14,915	2.92%
Sequoia 2004-9 B2	A	09/29/04	8,242	1m LIBOR	2034	2012	8,242	3.29%
Sequoia 2004-10 A-1A	AAA	10/28/04	110,000	1m LIBOR	2034	2012	108,063	2.72%
Sequoia 2004-10 A-1B	AAA	10/28/04	12,225	1m LIBOR	2034	2012	12,010	2.78%
Sequoia 2004-10 A-2	AAA	10/28/04	203,441	1m LIBOR	2034	2012	199,858	2.73%
Sequoia 2004-10 A-3A	AAA	10/28/04	180,000	6m LIBOR	2034	2012	176,399	2.57%
Sequoia 2004-10 A-3B	AAA	10/28/04	20,000	6m LIBOR	2034	2012	19,600	2.63%
Sequoia 2004-10 A-4	AAA	10/28/04	126,799	6m LIBOR	2034	2012	124,262	2.58%
Sequoia 2004-10 B-1	AA	10/28/04	14,042	1m LIBOR	2034	2012	14,042	2.91%
Sequoia 2004-10 B-2	A	10/28/04	6,849	1m LIBOR	2034	2012	6,849	3.26%

Table 18: ABS Issued Characteristics — Residential Mortgage Loans (Sequoia) — continued

Table 18

ABS Issued Characteristics — Residential Mortgage Loans (Sequoia)
(all $ in thousands)

							Principal	Interest
			Original			Estimated	Outstanding	Rate At
Sequoia	Debt	Issue	Issue		Stated	Callable	At December. 31,	December. 31
ABS Issued	Rating	Date	Amount	Index	Maturity	Date	2004	2004
Sequoia 2004-11 A1	AAA	11/23/04	433,985	1m LIBOR	2034	2012	429,943	2.71%
Sequoia 2004-11 A2	AAA	11/23/04	86,036	6m LIBOR	2034	2012	85,331	3.04%
Sequoia 2004-11 A3	AAA	11/23/04	170,694	1m LIBOR	2034	2012	167,007	2.71%
Sequoia 2004-11 B1	AA	11/23/04	8,947	1m LIBOR	2034	2012	8,947	2.91%
Sequoia 2004-11 B2	A	11/23/04	6,084	1m LIBOR	2034	2012	6,084	3.26%
Sequoia 2004-12 A1	AAA	12/22/04	380,510	1m LIBOR	2035	2012	380,509	2.68%
Sequoia 2004-12 A2	AAA	12/22/04	208,392	6m LIBOR	2035	2012	208,392	3.04%
Sequoia 2004-12 A3	AAA	12/22/04	218,331	6m LIBOR	2035	2012	218,331	3.07%
Sequoia 2004-12 B1	AA	12/22/04	8,588	1m LIBOR	2035	2012	8,588	2.91%
Sequoia 2004-12 B2	A	12/22/04	6,134	1m LIBOR	2035	2012	6,134	3.26%

Total Sequoia ABS Issuance			$29,116,039				21,660,144	2.74%

Does not include Sequoia ABS acquired by Redwood or Acacia

Table 19: ABS Issued Characteristics — IO’s from Residential Real Esate Loans
Sequoia Interest-Only Certificates Issued (all $ in thousands)

Table 19
ABS Characteristics — IO’s from Residential Real Estate Loans — Sequoia Interest Only Cerfiticates Issued
(all $ in thousands)

							Adjusted	Interest
			Original			Estimated	Issue Amount	Rate At
Sequoia ABS	Debt	Issue	Issue		Stated	Callable	At December. 31,	December. 31
IO's Issued	Rating	Date	Amount	Index	Maturity	Date	2004	2004
MLCC 2003-C X-A-2	AAA	06/26/03	12,662	Fixed	2007	2007	3,427	4.50%
MLCC 2003-D X-A-1	AAA	07/29/03	22,371	Fixed	2007	2007	7,391	4.50%
MLCC 2003-E X-A-1	AAA	08/28/03	16,550	Fixed	2007	2007	7,655	4.25%
MLCC 2003-F X-A-1	AAA	09/25/03	18,666	Fixed	2007	2007	8,877	4.50%
Sequoia 2003-6 X-1	AAA	10/29/03	8,220	Fixed	2007	2007	3,984	4.50%
SMFC 2003A AX1	AAA	10/31/03	70,568	Fixed	2007	2007	31,215	4.50%
Sequoia 2003-7 X-1	AAA	11/25/03	10,345	Fixed	2007	2007	5,257	4.25%
Sequoia 2003-8 X-1	AAA	12/23/03	12,256	Fixed	2007	2007	6,591	4.50%
Sequoia 2004-1 X-1	AAA	01/28/04	7,801	Fixed	2007	2007	4,463	4.00%
Sequoia 2004-2 X-1	AAA	02/25/04	8,776	Fixed	2007	2007	5,266	3.75%
SMFC 2004A AX1	AAA	02/26/04	10,626	Fixed	2007	2007	8,783	3.75%
MLCC 2003-H X-A-1	AAA	12/22/03	10,430	Fixed	2007	2007	5,863	4.25%
Sequoia 2004-4 X-1	AAA	05/28/04	9,789	Fixed	2010	2010	6,893	4.25%
Sequoia 2004-5 X-1	AAA	05/27/04	3,371	Fixed	2012	2012	2,278	4.15%
Sequoia 2004-6 X-A	AAA	06/29/04	10,884	WAC IO	2012	2012	9,562	N/A
Sequoia 2004-7 X-A	AAA	07/29/04	12,145	WAC IO	2034	2012	10,568	N/A
Sequoia 2004-8 X-A	AAA	08/27/04	18,270	WAC IO	2034	2012	16,737	N/A
Sequoia 2004-9 X-A	AAA	09/29/04	16,951	WAC IO	2034	2012	15,665	N/A
Sequoia 2004-10 X-A	AAA	10/28/04	14,735	WAC IO	2034	2012	13,979	N/A
Sequoia 2004-11 X-A-1	AAA	11/23/04	12,603	WAC IO	2034	2012	12,281	N/A
Sequoia 2004-11 X-A-2	AAA	11/23/04	4,697	WAC IO	2034	2012	4,578	N/A
Sequoia 2004-12 X-A-1	AAA	12/22/04	14,453	WAC IO	2035	2012	14,453	N/A
Sequoia 2004-12 X-A-2	AAA	12/22/04	4,619	WAC IO	2035	2012	4,619	N/A

Total Sequoia Issuance			$331,788				$210,385	4.31%

Does not include Sequoia IO’s acquired by Redwood or Acacia

Table 20: ABS Characteristics — Commercial Real Estate Loans (all $ in thousands)

Table 20 ABS Characteristics — Commercial Real Estate Loans (all $ in thousands)

							Principal	Interest
			Original			Estimated	Outstanding At	Rate At
Commercial	Debt	Issue	Issue		Stated	Callable	At December. 31,	December. 31
ABS Issued	Rating	Date	Amount	Index	Maturity	Date	2004	2004
Commercial 1	NR	03/30/01	$9,010	1m LIBOR	2002	Paid Off	$—	NM
Commercial 2	NR	03/30/01	8,320	1m LIBOR	2003	Paid Off	—	NM
Commercial 3	NR	03/01/02	8,318	1m LIBOR	2003	Paid Off	—	NM
Commercial 4	NR	08/18/03	5,595	6m LIBOR	2009	NC	5,493	9.50%
Commercial 5	NR	12/10/04	4,030	6m LIBOR	2,005	NC	4,030	8.50%

Total Commercial Issuance			$35,273				$9,523	9.08%

Table 21: ABS, CDO and Resecuritization Characteristics
Collateralized Debt Obligations and Other Resecuritizations — Acacia and SMFC (all $ in thousands)

Table 21
ABS Characteristics
Collateralized Debt Obligations and Other Resecuritizations — Acacia and SMFC
(all $ in thousands)

							Principal	Interest
CDO & Other			Original			Estimated	Outstanding	Rate At
Resecuritization	Debt	Issue	Issue		Stated	Callable	At December. 31,	December. 31
Issuance	Rating	Date	Amount	Index	Maturity	Date	2004	2004
SMFC 2002A A1	AAA	04/30/02	64,761	1m LIBOR	2030	2005	9,186	2.88%
SMFC 2002A A2	AAA	04/30/02	15,861	1m LIBOR	2029	2005	1,260	3.43%
Acacia CDO 1 A	AAA	12/10/02	224,250	3m LIBOR	2018	2010	213,250	3.02%
Acacia CDO 1 B	AA	12/10/02	45,000	3m LIBOR	2037	2010	45,000	3.74%
Acacia CDO 1 C	BBB	12/10/02	15,750	3m LIBOR	2037	2010	15,750	5.14%
SMFC 2002B I A1	AA	12/19/02	16,855	Fixed	2031	2005	904	5.43%
SMFC 2002B I A2	A	12/19/02	18,274	Fixed	2031	2005	980	5.68%
SMFC 2002B I A3	BBB	12/19/02	17,221	Fixed	2031	2005	924	6.38%
SMFC 2002B I A4	BB	12/19/02	25,133	Fixed	2031	2005	1,349	6.75%
SMFC 2002B II A1	AA	12/19/02	15,517	Fixed	2039	2005	1,758	4.82%
SMFC 2002B II A2	A	12/19/02	18,345	Fixed	2039	2005	2,079	4.92%
SMFC 2002B II A3	BBB	12/19/02	14,989	Fixed	2039	2005	1,699	5.35%
SMFC 2002B II A4	BB	12/19/02	8,347	Fixed	2039	2005	946	6.00%
Acacia CDO 2 A	AAA	05/13/03	222,000	3m LIBOR	2023	2011	214,533	3.09%
Acacia CDO 2 B	AA	05/13/03	45,375	3m LIBOR	2038	2011	45,375	3.74%
Acacia CDO 2 C	BBB	05/13/03	16,500	3m LIBOR	2038	2011	16,500	5.69%
Acacia CDO 3 A	AAA	11/04/03	222,000	3m LIBOR	2038	2011	221,640	3.09%
Acacia CDO 3 B	AA	11/04/03	45,750	3m LIBOR	2038	2011	45,750	3.74%
Acacia CDO 3 C	BBB	11/04/03	16,500	3m LIBOR	2038	2011	16,500	5.69%
Acacia CDO 4 A	AAA	04/08/04	229,400	3m LIBOR	2039	2012	229,196	2.44%
Acacia CDO 4 B1	AA	04/08/04	45,300	3m LIBOR	2039	2012	45,300	2.91%
Acacia CDO 4 B2	AA	04/08/04	2,000	Fixed	2039	2012	2,000	4.81%
Acacia CDO 4 C1	BBB	04/08/04	13,700	3m LIBOR	2039	2012	13,700	4.91%
Acacia CDO 4 C2	BBB	04/08/04	3,000	Fixed	2039	2012	3,000	6.81%
Acacia CDO 5 A	AAA	07/14/04	222,500	3m LIBOR	2039	2012	222,473	2.59%
Acacia CDO 5 B	AA	07/14/04	42,250	3m LIBOR	2039	2012	42,250	3.06%
Acacia CDO 5 C	A	07/14/04	9,000	3m LIBOR	2039	2012	9,000	3.66%
Acacia CDO 5 D	A	07/14/04	3,000	3m LIBOR	2039	2012	3,000	4.21%
Acacia CDO 5 E	BBB	07/14/04	5,375	3m LIBOR	2039	2012	5,375	5.01%
Acacia CDO 6 A1	AAA	11/09/04	222,000	3m LIBOR	2040	2012	222,000	2.59%
Acacia CDO 6 A2	AAA	11/09/04	15,000	3m LIBOR	2040	2012	15,000	2.88%
Acacia CDO 6 B	AA	11/09/04	27,000	3m LIBOR	2040	2012	27,000	3.03%
Acacia CDO 6 C	A	11/09/04	6,500	3m LIBOR	2040	2012	6,500	3.58%
Acacia CDO 6 D	A	11/09/04	3,000	3m LIBOR	2040	2012	3,000	4.23%
Acacia CDO 6 E1	BBB	11/09/04	1,500	3m LIBOR	2040	2012	1,500	5.03%
Acacia CDO 6 E2	BBB	11/09/04	7,000	Fixed	2040	2012	7,000	6.95%

Total Resecuritizations			$1,925,953				$1,712,677	3.05%

Does not include securities acquired by Redwood or Acacia

End